EXHIBIT 23.1

                    Consent of Cranmore, FitzGerald & Meaney

                    Consent of Cranmore, FitzGerald & Meaney



     We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4, Amendment Number One, of New England Community Bancorp, Inc.




                                           /s/ Cranmore, FitzGerald & Meaney

                                           CRANMORE, FITZGERALD & MEANEY



April 23, 1996